UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 4, 2015	(July 31, 2015)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	888-937-0004

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2015, Metro Bancorp, Inc. (“Metro” or the “Company”) and Percival B. Moser, III entered into a clarifying amendment (the “Moser Amendment”) to the Employment Agreement dated as of June 1, 2012 (the “Moser Employment Agreement”) by and among Metro, Metro Bank and Mr. Moser. On the same day, Metro and Mark A. Zody entered into a clarifying amendment (the “Zody Amendment”, and together with the Moser Amendment, the “Amendments”) to the Amended and Restated Employment Agreement dated as of June 1, 2012 (the “Zody Employment Agreement”, and together with the Moser Employment Agreement, the “Employment Agreements”) by and among Metro, Metro Bank and Mr. Zody. The Amendments clarify the payments to which each of Mr. Moser and Mr. Zody are entitled under the Employment Agreements following a “change in control” (as defined in the Employment Agreements).
A copy of the Moser Amendment is attached hereto as Exhibit 10.1 and a copy of the Zody Amendment is attached hereto as Exhibit 10.2. The description of the Amendments contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibits 10.1 and 10.2
Item 8.01    Other Information.
On August 4, 2015, the Company issued a joint press release with F.N.B. Corporation (“FNB”) announcing the execution of a definitive merger agreement providing for the merger of the Company with and into FNB, with FNB continuing as the surviving entity (the “Merger”). On August 4, 2015, the Company also sent communications regarding the proposed Merger to its employees. Copies of the joint press release and employee communication materials are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements:

The information contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. These forward-looking statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of FNB and Metro. The words “look forward,” “continue,” “will,” “progress,” “committed,” “initiatives,” “expect,” “intend,” “plan,” “could,” “should,” “would,” “believe,” “anticipate,” and “estimate” and similar expressions are intended to identify forward-looking statements. Such statements involve risks and uncertainties that could cause actual results to differ, possibly materially, including, without limitation, the following: the inability to complete the merger in a timely manner; the inability to complete the merger due to the failure of Metro’s shareholders to approve the merger agreement and the merger, or FNB’s shareholders to approve the issuance of FNB common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory approvals; the failure of the proposed merger to close for any other reason; the possibility that any of the anticipated benefits of the proposed merger will not be realized; the effect of the announcement of the merger on FNB’s, Metro’s or the combined company’s respective business relationships, operating results and business generally; and diversion of management’s attention from ongoing business operations and opportunities. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be delivered to Metro’s and FNB’s shareholders, and in FNB’s and Metro’s respective filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s website, located at www.sec.gov, including the sections entitled “Risk Factors” in FNB’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and “Risk Factors” in Metro’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. Metro undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger between FNB and Metro. In connection with the proposed merger, FNB intends to file a registration statement on Form S-4 with the SEC, containing a preliminary joint proxy statement of Metro and FNB and a preliminary prospectus of FNB, as well as other relevant documents concerning the proposed merger. The final joint proxy statement/prospectus will be delivered to Metro’s and FNB’s shareholders. This Current Report on Form 8-K is not a substitute for the registration statement, definitive joint proxy statement/prospectus or any other documents that FNB or Metro may file with the SEC or send to shareholders in connection with the proposed merger. SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders will be able to obtain copies of the joint proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents FNB has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents Metro has filed with the SEC by contacting Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111, telephone: (717) 412-6301.

Participants in Solicitation
FNB, Metro and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of FNB is set forth in the proxy statement for FNB’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2015, and FNB’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015. Information about the directors and executive officers of Metro is set forth in the proxy statement for Metro’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on May 22, 2015, and Metro’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. You may obtain free copies of these documents as described above.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement with Percival B. Moser, III, effective July 31, 2015.
10.2	Amendment No. 1 to Amended and Restated Employment Agreement with Mark A. Zody, effective July 31, 2015.
99.1	Joint Press Release, dated August 4, 2015, issued by the Company and FNB.
99.2	Email to Employees of the Company (with attachments), dated August 4, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
METRO BANCORP, INC.
(Registrant)

Date: August 4, 2015
By:    /s/    Mark A. Zody
Name:     Mark A. Zody
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement with Percival B. Moser, III, effective July 31, 2015.
10.2	Amendment No. 1 to Amended and Restated Employment Agreement with Mark A. Zody, effective July 31, 2015.
99.1	Joint Press release, dated August 4, 2015, issued by the Company and FNB.
99.2	Email to Employees of the Company (with attachments), dated August 4, 2015.